UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

LifeStance Health Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40478	86-1832801
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4800 N. Scottsdale Road Suite 2500
Scottsdale, Arizona	85251
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 602 767-2100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LFST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2025, LifeStance Health Group, Inc. (the “Company”) announced that, effective July 1, 2025 (the “Transition Date”), Pablo Pantaleoni, the Company’s Chief Digital Officer will be leaving the Company. The Company appointed Vaughn Paunovich to serve as the Company’s new Chief Technology Officer, effective as of June 9, 2025.

In connection with his contemplated termination of employment on the Transition Date, Mr. Pantaleoni entered into a separation agreement with the Company (the “Separation Agreement”). Pursuant to the Separation Agreement, subject to his execution of a general release of claims in favor of the Company and its affiliates and his continued compliance with his restrictive covenant obligations, Mr. Pantaleoni will receive the following payments and benefits: (i) payment of an amount equal to his annual base salary, payable in two installment payments, with the first such payment being payable within ten days of the Transition Date and with the second such payment being payable within ten days of January 1, 2026; (ii) payment of an amount equal to 12 months of COBRA premiums, payable within ten days of the Transition Date; and (iii) vesting of certain outstanding restricted stock unit awards, within ten days after January 1, 2026.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by the full text of the agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2025.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the appointment of Mr. Paunovich as Chief Technology Officer of the Company is attached hereto as Exhibit 99.1. The information furnished under Item 7.01 of this Current Report on Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference into the Company’s filings with the Securities and Exchange Commission under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

99.1	Press Release dated May 14, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LifeStance Health Group, Inc.

Date: May 14, 2025	By:	/s/ Ryan Pardo
Ryan Pardo Chief Legal Officer and Secretary